Exhibit 10.18.12

Execution Version

OPORTUN FUNDING V, LLC

FOURTH AMENDMENT TO THE SERIES 2015 SUPPLEMENT

This FOURTH AMENDMENT TO THE SERIES 2015 SUPPLEMENT, dated as of September 12, 2019 (this “Amendment”), is entered into among OPORTUN FUNDING V, LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as trustee (in such capacity, the “Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).

RECITALS

WHEREAS, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Base Indenture, dated as of August 4, 2015 (as amended, modified or supplemented prior to the date hereof, the “Base Indenture”);

WHEREAS, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Series 2015 Supplement, dated as of August 4, 2015 (as amended, modified or supplemented prior to the date hereof, the “Series Supplement”; together with the Base Indenture, collectively, the “Indenture”);

WHEREAS, concurrently herewith, (i) the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank are entering into that certain Sixth Amendment to the Base Indenture, dated as of the date hereof, (ii) the Issuer, as purchaser, and Oportun, Inc. (“Oportun”), as seller, are entering into that certain Seventh Amendment to the Purchase and Sale Agreement, dated as of the date hereof, (iii) the Issuer, PF Servicing, LLC, as servicer (the “Servicer”), and the Trustee are entering into that certain First Amendment to the Servicing Agreement, dated as of the date hereof, and (iv) the Issuer, Oportun, the Servicer, each Noteholder and the Back-up Servicer are entering into that certain Consent, dated as of the date hereof; and

WHEREAS, in accordance with Section 13.2 of the Base Indenture, the Issuer desires to amend the Series Supplement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.

ARTICLE II

AMENDMENTS TO THE SERIES SUPPLEMENT

SECTION 2.01. Amendments. The Series Supplement is hereby amended to incorporate the changes reflected on the marked pages of the Series Supplement attached hereto as Schedule I.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties. The Issuer hereby represents and warrants to the Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:

(a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Ratification of Series Supplement. As amended by this Amendment, the Series Supplement is in all respects ratified and confirmed and the Series Supplement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.

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SECTION 4.04. Rights of the Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.

SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon:

(a) receipt by the Trustee of an Issuer Order directing it to execute and deliver this Amendment;

(b) receipt by the Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;

(c) receipt by the Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;

(d) receipt by the Trustee of evidence of the consent of each Noteholder to this Amendment;

(e) receipt by the Trustee of counterparts of this Amendment, duly executed by each of the parties hereto; and

(f) receipt by the Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Trustee prior to the date hereof.

(Signature page follows)

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IN WITNESS WHEREOF, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING V, LLC,
as Issuer

By:	/s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer

Fourth Amendment to

Series 2015 Supplement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By:	/s/ Drew Davis
Name: Drew Davis
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By:	/s/ Drew Davis
Name: Drew Davis
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By:	/s/ Drew Davis
Name: Drew Davis
Title: Vice President

Fourth Amendment to

Series 2015 Supplement

SCHEDULE I

Amendments to the Series Supplement